Exhibit 14:    Powers of Attorney

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Tommie D. Thompson
                                             Executive Vice President,
                                             Comptroller and Treasurer

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Samuel L. Foggie Sr.
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Carol B. Hallett
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Jeffrey M. Heller
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




David H. Baris, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             David H. Baris
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Oscar S. Straus II
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             John A. Sturgeon
                                             Director, President and Chief
                                             Operating Officer

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products



Michael A. Wayne, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.

                                             /s/
                                             -----------------------------------
                                             Michael A. Wayne
                                             Director

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




John W. Weekly, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                        /s/
                                        ----------------------------------------
                                        John W. Weekly
                                        Director and Chief Executive Officer

                                Power of Attorney
                                -----------------

                                 With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

              Variable Annuity and Variable Life Insurance Products




Richard W. Mies, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2002 and remains in effect until revoked or revised.



                                             /s/
                                             -----------------------------------
                                             Richard W. Mies
                                             Director